Exhibit 10.1

SECOND AMENDMENT TO
SHAREHOLDERS AGREEMENT

This Second Amendment, dated as of July 8, 2009 amends the Shareholders Agreement by and among Seneca Foods Corporation, a New York corporation (the "Company") and the parties listed therein, dated as of June 22, 1998, as amended by a First Amendment to Shareholders Agreement dated as of June 30, 2002 (the "Shareholders Agreement").

RECITALS

A. The Company has entered into an Agreement of even date herewith (the "RR Amendment") with Carl Marks Strategic Investments, L.P., Nancy Marks, Marjorie Boas, Carl Marks Strategic Investments III, L.P., Nancy Marks 2003 GRAT, Nancy Marks 2009 CMS-GRAT, Carolyn Marks, Mark and Susan Claster, Andrew and Carol Boas, Linda Katz, Constance Marks, Laura Katz, James Miller, Richard Boas , John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company concerning the rights and obligations of such parties arising under a Registration Rights Agreement, dated as of June 22, 1998, among the Company and certain of such parties (as amended, the "RR Agreement"), including those relating to a "Secondary Offering" (as defined in the RR Amendment) of certain of the Company's securities; and

B. The parties hereto have also agreed, in connection with the transactions contemplated under the RR Amendment, to modify the terms of the Shareholders Agreement as set forth below.

C. Capitalized terms used by not defined herein shall have the meaning set forth in the RR Agreement.

TERMS OF THIS AGREEMENT

NOW, THEREFORE:

1. Notwithstanding anything to the contrary set forth in the Shareholders Agreement, the Shareholders Agreement shall automatically and immediately terminate and be of no further force and effect if the "Selling Shareholders" consummate the sale of any "Owned Shares" or "Additional Owned Shares" (as respectively defined in the RR Amendment) in the Secondary Offering (an “Automatic Termination”).

2. Each of the "Shareholders" (as defined in the Shareholders Agreement) represents and warrants to the Company and the other Shareholders that there are no successors to or assignees of the rights of such Shareholder arising under the Shareholders Agreement.

3. In the event of an Automatic Termination pursuant to the provisions of Section 1 of this Second Amendment, the "Investor Designees" (as defined in Section 5.2 of the Shareholders Agreement) shall immediately resign from all positions held with the Company, including their positions as members of the board of directors and any committee of the board of directors of the Company.  By executing this Agreement, each of the two current "Investor Designees" (Andrew M. Boas and James F. Wilson) hereby irrevocably tender their respective resignations from all such positions with the Company effective upon the date of an Automatic Termination pursuant to Section 1 of this Second Amendment; provided, however, that such resignations shall not take effect unless and until such time as an Automatic Termination takes effect in accordance with the provisions of Section 1 of this Second Amendment.

4. This Second Amendment may be executed and delivered via facsimile or e-mail transmission; and may be executed in counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

5. This Second Amendment has been negotiated, executed and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regards to principles of conflicts of law.

6. This Second Amendment, together with the Shareholders Agreement (including the schedules thereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Second Amendment and the Shareholders Agreement (including the schedules thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

7. This Second Amendment will terminate and be of no further force and effect if no Owned Shares are sold in connection with the Secondary Offering by September 30, 2009.

8. The Company confirms and agrees that if the resignation of the Investor Designees pursuant to Section 3 above becomes effective, then the Investor Designees shall continue to be entitled to indemnification from the Company in connection with any and all claims (including litigation claims, if any) arising in connection with Investor Designees' prior performance and actions as directors of the Company (or members of any committees of the Company’s board of directors), which indemnity rights shall be provided by the Company to the Investor Designees on the same terms and conditions as are in effect on the date that such resignation becomes effective.

9. In the event of an Automatic Termination pursuant to the provisions of Section 1 of this Second Amendment, then each party listed on the signatures pages to this Second Amendment as one of the "Investor Shareholders and Their Transferees" or one of the "Existing Marks Shareholders" irrevocably and unconditionally agrees that thereafter such party shall (i) not oppose any proposal to amend the Company's Certificate of Incorporation to eliminate the existing provisions set forth in Article 10 thereof (the "C of I Amendment") and (ii) vote, or to cause to be voted, all of such party's "Shares" (as defined in the Shareholders Agreement), if any, at any regular or special meeting of shareholders of the Company where the matter arises, or in any written consent executed in lieu of such a meeting of shareholders, in favor of the C of I Amendment.

10. This Second Amendment is binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the day and year first set forth above.

COMPANY:

SENECA FOODS CORPORATION

By:  __Kraig H. Kayser____________________
Name: Kraig H. Kayser
Title:   President and Chief Executive Officer

INVESTOR SHAREHOLDERS AND THEIR TRANSFEREES:

CARL MARKS STRATEGIC INVESTMENTS, L.P.

By:           Carl Marks Management Company, L.P., as General Partner

By:  ___/s/Andrew M. Boas____________________
Name:    Andrew M. Boas
Title:      General Partner

CARL MARKS STRATEGIC INVESTMENTS III, L.P.

By:           Carl Marks Management Company, L.P., as General Partner

By:  ___/s/Andrew M. Boas____________________
Name:    Andrew M. Boas
Title:      General Partner

/s/Carolyn Marks                                                                    /s/Constance Marks
________________________________                       _________________________________
Carolyn Marks                                                                         Constance Marks

/s/Linda Katz                                                                            /s/Andrew M. Boas
________________________________                        _________________________________
Linda Katz                                                                                  Andrew M. Boas

/s/Carol Boas                                                                           /s/Mark Claster
________________________________                         _________________________________
Carol Boas                                                                                 Mark Claster

/s/Susan Claster                                                                       Nancy Marks 2003 GRAT
________________________________
                                                                                                           /s/Nancy Marks
Susan Claster                                                                           By:  ___________________________
Trustee
Nancy Marks 2009 CMS-GRAT

/s/Nancy Marks                                                                      /s/Richard Boas
_______________________________                          _________________________________
Trustee                                                                                     Richard Boas

/s/Laura Katz                                                                            /s/James Miller
_______________________________                            _________________________________
Laura Katz                                                                                  James Miller

EXISTING MARKS SHAREHOLDERS:

/s/Nancy Marks                                                                              /s/Majorie Boas
________________________________                                _________________________________
Nancy Marks                                                                                   Marjorie Boas

/s/Carolyn Marks
________________________________
Carolyn Marks

EXISTING SHAREHOLDERS:

/s/Arthur S. Wolcott                                                                            /s/Audrey S. Wolcott
_____________________________________                          ____________________________________
Arthur S. Wolcott, Individually and as Trustee                              Audrey S. Wolcott, as Trustee

/s/Kraig H. Kayser                                                                               /s/Susan W. Stuart
_____________________________________                          ____________________________________
Kraig H. Kayser, Individually and as Trustee                                  Susan W. Stuart, Individually and as Trustee
For certain Kayser family trusts                                                                for Alexius Lyle Wadell and Kyle Aaron Wadell

/s/Donald J. Stuart                                                                                 /s/Kurt Kayser
_____________________________________                            ____________________________________
Donald Stuart                                                                                         Kurt Kayser

/s/Karl Kayser                                                                                         /s/Marlyn Kayser
_____________________________________                            _________________________________
Karl Kayser                                                                                             Marilyn W. Kayser

/s/Robert Oppenheimer                                                                        /s/Mark S. Wolcott
_____________________________________                           ___________________________________
Robert Oppenheimer, as Trustee of certain                                      Mark S. Wolcott, Individually and as Trustee
Kayser family trusts                                                                                     for Erin Lorraine Wolcott and Cassandra JeanWolcott

/s/Kari Wolcott                                                                                      /s/Bruce S. Wolcott
_____________________________________                           ____________________________________
Kari Wolcott                                                                                           Bruce S. Wolcott, Individually and as Trustee
    for Kaitlin Kerr Wolcott, Michael StantonWolcott and Paige Strode Wolcott

/s/Constance Wolcott                                                                          /s/Aaron Wadell
_____________________________________                           ____________________________________
Constance Wolcott                                                                                Aaron Wadell

/s/Grace W. Wadell
_____________________________________
Grace W. Wadell, Individually and as Trustee
For Sara Elizabeth Stuart, Jennifer Grace Stuart
and Donald Arthur Stuart

INVESTOR DESIGNEES (SOLELY FOR PURPOSES OF SECTION 3)

/s/Andrew M. Boas
_____________________________________
ANDREW M. BOAS

/s/James F. Wilson
_____________________________________
JAMES F. WILSON